Fair value measurement	12 Months Ended
Dec. 31, 2020
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Fair value measurement
9.	Fair value measurement
Set out below is a comparison by class of the carrying amounts and fair value of the Group’s financial liabilities that are carried in the consolidated financial statements:

		December 31, 2020		December 31, 2019
	Level	Carrying amount	Fair value	Carrying amount	Fair value
Financial liabilities measured at amortised cost
Floating rate loans and borrowings	2	308,657	284,427	370,312	357,276
Bonds	1	2,473	2,496	6,483	6,534
Fixed rate loans and borrowings	2	5,907	5,734	11,727	11,169
Other non-current financial liabilities (Note 10.5)	2	1,901	1,919	48,303	46,200

Total		318,938	294,576	436,825	421,179

The fair value of loans and borrowings was calculated based on the present value of future principal and interest cash flows, discounted at the Group’s interest rates adjusted for risk premium at the reporting dates (Level 2).
Management assessed that the fair values of cash and cash equivalents, trade and other receivables (other than arising from provisionally priced contracts), trade and other payables, bank overdrafts and other financial assets approximate their carrying amounts largely due to the short-term maturities of these instruments.
As of December 31, 2020 and 2019, trade receivables of RUB 1,115 million and RUB 459 million arising from provisionally priced contracts were measured at fair value through profit or loss upon recognition (Level 2). The adjustments to the final price on provisionally priced contracts measured at fair value resulted in a net loss of RUB 420 million, net loss of RUB 815 million and net gain of RUB 29 million are recorded within revenue for the years ended December 31, 2020, 2019 and 2018, respectively.